SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                          Date of Report: June 20, 2008




                             GS ENVIROSERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                                            20-8563731
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


14B Jan Sebastian Drive, Sandwich, MA 02563                              02563
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 (Address of principal executive offices)                           (Zip Code)


                                 (508) 888-5478
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.01         COMPLETION OF DISPOSITION OF ASSETS


On June 20, 2008 GS EnviroServices completed the sale to Triumvirate Environmental, Inc. of substantially all of its assets, specifically substantially all of the assets of Enviro-Safe Corporation and the capital stock of Enviro-Safe Corporation (NE). At the same time Triumvirate Environmental assumed responsibility for certain designated liabilities of Enviro-Safe Corporation, including its trade payables, its accrued expenses, and certain identified executory contracts.

At the closing on June 20, 2008, Triumvirate Environmental paid $5,000,000 for the assets. The cash proceeds were applied as follows:

- $2,092,092.75 was paid to YA Global Investments, LP to satisfy all of GS EnviroServices obligations to YA Global Investments, LP and obtain a release from any future obligations.

- $720,000 was paid to fully satisfy convertible debentures issued by GS EnviroServices to five individuals, including the two officers of GS EnviroServices.

- $602,527.88 was paid to fully satisfy GS EnviroServices obligations to TD Banknorth.

- $200,000 was paid to James Green, the Company's President, upon rescission of his purchase of 4,366,667 shares in February 2008.

- $200,000 was paid into escrow, pending satisfaction of certain contingent liabilities.

The net proceeds realized by GS EnviroServices, therefore, were $1,185,379.37. This cash balance will be supplemented as follows:

- GS EnviroServices retained a cash balance of approximately $330,000 at closing.

- After an accounting, Triumvirate Environmental is required to pay to GS EnviroServices an amount equal to the working capital transferred at closing, up to $500,000. Management of GS EnviroServices believes the full $500,000 will be due. Payment is due in approximately 100 days after closing.

- Any amount of the $200,000 escrow remaining after satisfaction of the contingent liabilities will be paid to GS EnviroServices.

As a result of the payment to YA Global Investments, LP and the rescission of the stock sale to James Green, 17,000,000 shares of GS EnviroServices common stock were surrendered to the treasury. After surrender of those shares, there remain 15,573,594 shares outstanding.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


Financial Statements


Pro forma financial statements of GS EnviroServices - to be filed by amendment.

Exhibits

2.1 Asset and Stock Purchase Agreement dated as of March 29, 2008 by and among Triumvirate Environmental, Inc. and GS EnviroServices, Inc., Enviro-Safe Corporation and Enviro-Safe Corporation (NE) - filed as an exhibit to the Current Report on Form 8-K dated March 31, 2008 that was filed on April 4, 2008 and incorporated herein by reference.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 25, 2008        GS ENVIROSERVICES, INC.

                             By: /s/ James F. Green
                             ---------------------------------
                                     James F. Green
                                     Chief Executive Officer